Filed Pursuant to Rule 497(e)
1933 Act File No. 333-215588
1940 Act File No. 811-23226
Supplement dated July 25, 2022
to the

RiverNorth Enhanced Pre-Merger SPAC ETF

Prospectus and Statement of Additional Information dated June 30, 2022

(the “Fund”)

Effective July 19, 2022, the following replaces the second paragraph under “Investment Sub-Adviser” in the section entitled “Management” on page 13 of the Prospectus.
The Sub-Adviser is responsible for trading portfolio securities for the Fund, including selecting broker-dealers to execute purchase and sale transactions of the Fund, subject to the supervision of the Adviser and the Board. For its services, the Sub-Adviser is entitled to a fee by the Adviser, which fee is 75% of the Adviser’s net profits (“Net Profits”). Net Profits refers to the Advisor Fee remaining (if any) following the payment of the Fund’s operating expenses the Adviser is obligated to pay under the Advisory Agreement for the relevant fiscal period.
Effective July 19, 2022, the following replaces the first paragraph under “Investment Sub-Adviser” in the section entitled “Management” on page 16 of the Statement of Additional Information (“SAI”).
RiverNorth Capital Management, LLC (“RiverNorth”), a Delaware limited liability company located at 360 South Rosemary Avenue, Suite 1420, West Palm Beach, Florida 33401, serves as the sub-adviser to the Fund. The Sub-Adviser is majority owned by RiverNorth Financial Holdings, LLC. Pursuant to a Sub-Advisory Agreement between the Adviser and the Sub-Adviser (the “Sub-Advisory Agreement”), the Sub-Adviser is responsible for trading portfolio securities on behalf of the Fund, including selecting broker-dealers to execute purchase and sale transactions as instructed by the Adviser or in connection with any rebalancing or reconstitution of the Fund, subject to the supervision of the Adviser and the Board. For its services, the Sub-Adviser is entitled to a fee by the Adviser, which fee is 75% of the Adviser’s net profits (“Net Profits”). Net Profits refers to the Advisor Fee remaining (if any) following the payment of the Fund’s operating expenses the Adviser is obligated to pay under the Advisory Agreement for the relevant fiscal period.

Please retain this Supplement with your Prospectus and SAI for future reference.